OMB APPROVAL
	OMB Number:	3235-0570
	Expires:	January 31, 2017
UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . .20.6
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21308

Alger Global Growth Fund
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

ITEM 1.  REPORTS TO STOCKHOLDERS.

Alger Global Growth Fund

ANNUAL REPORT
October 31, 2014

Table of Contents

ALGER GLOBAL GROWTH FUND

Shareholders’ Letter (Unaudited)	1

Fund Highlights (Unaudited)	9

Portfolio Summary (Unaudited)	11

Schedule of Investments	12

Statement of Assets and Liabilities	20

Statement of Operations	22

Statement of Changes in Net Assets	23

Financial Highlights	24

Notes to Financial Statements	28

Report of Independent Registered Public Accounting Firm	40

Additional Information (Unaudited)	41

Go Paperless With Alger Electronic Delivery Service

Alger is pleased to provide you with the ability to access regulatory materials online. When documents such as prospectuses and annual and semi-annual reports are available, we’ll send you an e-mail notification with a convenient link that will take you directly to the fund information on our website. To sign up for this free service, simply enroll at www.icsdelivery.com/alger.

Shareholders’ Letter	November 26, 2014

Dear Shareholders,

Earnings Growth Drives Equity Gains

Investors who downplay the powerful impact of corporate earnings on equities would be well served to analyze capital markets during the 12-month reporting period ended October 31. Indeed, concerns over equity valuations, global economic growth, geopolitical turmoil, and monetary policy drove considerable market volatility during the period. Yet strong corporate earnings and to a lesser extent U.S. economic growth later in the period supported investor sentiment, resulting in the S&P 500 index generating a 17.27% return and closing the period at a record high of 2018.05. Concerns about weakening global growth abroad, meanwhile, resulted in global equities trailing the S&P 500 with an 8.32% return as measured by the MSCI ACWI Index. In this shareholder letter, we highlight how strong corporate earnings in the U.S. supported investor sentiment during the reporting period even as a variety of unfavorable developments caused market volatility.

Growth Scare Creates Buying Opportunity

The reporting period started with the S&P 500 having a forward price-to-earnings capitalization-weighted ratio of 14.94 compared to a 20-year average of 16.17. At Alger, we maintained that the ratio was reasonable considering corporations’ potential to grow earnings as the U.S. economy was expanding. We also held to our belief that the valuations were reasonable from a historical perspective. Yet some investors and various pundits maintained that uneven economic growth would fail to support such valuations. Those fears escalated when severe winter weather appeared to dampen gains in job creation and other economic indicators. By mid-February 2014, skittish investors reached a tipping point and sparked a “growth scare” or the selloff of high-growth stocks that were trading at elevated valuations. To illustrate the magnitude of this reaction, we note that the NYSE Arca Biotechnology Index, which consists of high-growth biotech companies, and the NASDAQ Internet Index, which consists of high-growth Internet companies, both declined substantially. The Arca Biotechnology Index dropped 19.64% from February 25 to April 14 and the NASDAQ Internet Index declined 20.42% from March 6 to May 8. At the same time, investors flocked to defensive names such as Wal-Mart Stores, Inc. and “old” technology names such as Microsoft Corp. and International Business Machines Corp.

At that time, we urged investors to use the selloff as a buying opportunity, which we believe was a timely call.(1) From its April 14, 2014 low to the end of the reporting period, the Arca Biotechnology Index generated a 41.39% return compared to the 12.33% return of the S&P 500. Similarly, the NASDAQ Internet Index generated a 15.28% return from its May 8, 2014 low to the end of the reporting period, compared to the 8.49% return of the S&P 500. In making the call, we reasoned that investors would eventually return their focus to the potential for high-growth companies to rapidly increase their earnings.

Even with this bounce-back in stock prices we maintain that valuations are still reasonable among leading high-growth companies, especially when considering that many companies have strong potential for expanding their earnings. In the biotech industry, for example, many companies have potential to benefit from robust product development pipelines

(1)  See Alger Global Fund Shareholder letter May 20, 2014 , “Fear of Growth Stocks Creates Buying Opportunities.

and increasing Food and Drug Administration (FDA) approvals. The increase in successful late-stage clinical trials and FDA approvals over the past three years, furthermore, points to an improvement in research and development productivity for the industry. The quality of products being developed has also improved as illustrated by the creation of new drugs that target rare diseases that have had limited treatment options. In addition, some new drugs are major advancements in treating life threatening diseases. As of the end of the reporting period, the large-cap biotech group was trading at a forward price-to-earnings ratio of 19.6 times 2016 earnings versus the 10-year average of 21.4. The average three-year per share revenue growth for the group is estimated to be 22% and the average three-year per share earnings growth is estimated to be 39%.

Global Economic Concerns

During the reporting period, investors also struggled with fears that weakening economic growth in China and disappointing results in Europe would curtail corporations’ revenues abroad and hinder U.S. exports. China’s GDP growth has been slowly moderating and we believe it will eventually reach a sustainable rate, yet many investors have been concerned about the country’s economy. Even with moderating economic growth, we believe the country’s expansion is still occurring at a substantial rate with GDP growing 7.7% in 2013 and the government having set a 7.5% target for this year. We note that the moderation is helping to curtail global inflation as the country’s demand for commodities softens.

Investors also took note of weak conditions in the eurozone. In September, the Organisation for Economic Co-operation and Development lowered its 2014 growth forecast for the region to 0.8% from a forecast of 1.2% that it made in May. An inflation rate of 0.3% in August, which was below the European Central Bank’s (ECB) target of 2%, also underscored economic weakness. In September, the ECB responded by cutting the rate that it charges banks for short-term loans to 0.05% from 0.15%. The 0.15% rate reflected a June rate cut. The ECB also increased the fee that it charges banks to store money to 0.2% from a 0.1% rate that it implemented in June. Shortly after announcing the September rate changes, ECB President Mario Draghi said the bank will implement unconventional monetary policy by purchasing securitized debt and covered bonds to help ease the flow of bank funding within the region. We believe eurozone countries need to implement structural reforms, including changes to labor policies, business regulations, and taxation to promote growth, yet we remain optimistic that conditions will improve. We note that growth this year has been a reversal of contractions experienced in prior years: in 2013 GDP declined 0.4% and in 2012 it dropped 0.6%. We are also optimistic that the eurozone will benefit from a weaker euro and from monetary policy.

Geopolitical Turmoil Rattles Investors

Russia’s annexation of the Crimea region of Ukraine also generated concerns. The Russian actions provoked strong criticism from the U.S. and the European Union. Russia quickly became subjected to targeted economic sanctions which sparked fears that the country’s economy may weaken further. The actions also sparked fears that Russia would retaliate by curtailing its exports of gas to Europe, which receives more than 30% of its gas from the country. Tensions escalated in July when a Malaysia Airlines jet was shot down in eastern Ukraine. At times, U.S equities retreated in response to Russia increasing its troops along the Ukraine border, and at other times equities rallied when the conflict appeared to be moderating. The conflict continues to simmer with ongoing tension between Ukrainians who want the country to become part of Russia and others who want the country to remain independent.

Also during the reporting period, terrorist organization ISIS, or the Islamic State, launched an insurgency in Iraq, which sparked fears that oil production in the country could be disrupted. With investors already fearful that Russia may curtail its oil and gas exports in response to sanctions, the ISIS actions escalated concerns over the world’s energy supply. The U.S. responded by forming an international coalition that has been launching airstrikes against ISIS. As the reporting period wound down, ISIS remained a considerable threat to political stability, but some observers maintained that its rate of expansion appeared to be slowing, a result of actions by Iraqi ground forces, damage to the organization’s financial base in Syria, unfavorable political demographics, resistance from local communities, and airstrikes.

U.S. Monetary Policy and Economic Growth

During the reporting period, the U.S. Federal Reserve stuck with its proposed October timeframe for ending asset purchases or quantitative easing. Investors, meanwhile, began to anticipate when the central bank will start to raise interest rates from record low levels as economic growth continued. Many observers have speculated that the change will occur next year. Favorable economic news, however, occasionally caused investors to sell equities in response to fears that that the Federal Reserve may raise rates sooner than anticipated. At times, those fears were alleviated by Federal Reserve officials emphasizing that the central bank remains committed to its accommodative policy for the foreseeable future. Throughout the reporting period, we remained unconcerned about the potential for rate increases. Market interest rates remain extremely low and the economy has considerable capacity for growth.

Corporate Earnings Support Equity Markets

Broadly speaking, expectations for continuing fiscal stimulus and economic expansion supported investor sentiment. More importantly, strong corporate earnings also drove equity performance. The last two months of the reporting period, for example, saw a considerable market decline reverse after corporate earnings helped support investor enthusiasm for equities. After reaching a peak on September 19, the S&P 500 declined 9.83% as investors grew weary of weakening global economic growth and geopolitical turmoil. The downward spiral quickly reversed in mid-October, however, as corporate America started releasing strong earnings reports and the S&P 500 went on to close the reporting period at a record high. Noteworthy market movers included Caterpillar Inc. and 3M Company, both of which reported stronger-than-expected third-quarter results and raised their guidance for the remainder of 2014. Comcast Corp. and General Motors Co. also supported investor sentiment with per-share earnings that beat expectations. They were not isolated examples—with 360 companies having reported, the S&P 500 was on pace to grow third-quarter earnings 7.5% year over year as of October 31, compared to a 4.5% growth rate that analysts had expected, according to FactSet. Earlier in the reporting period, investor sentiment was supported by second-quarter S&P 500 earnings growing 6% and revenues growing 4.5%. Corporations were also able to grow earnings and revenues 3% during the first quarter despite a decline in GDP for the time period.

Portfolio Management

Rather than quickly responding to market volatility and the frequently changing whims of investors, we continued to follow our disciplined and research-driven investment strategy that seeks companies with strong potential to grow earnings. We continued to seek leading companies with compelling products and services that have potential to benefit from large and quickly evolving trends, such as the growing use of Internet-connected devices, increasing advertising on the web, cloud computing, and medical breakthroughs.

We maintain that such companies offer attractive potential for long-term performance because equity prices are typically driven by corporate earnings. We also held to our view that the U.S. economy is stronger than commonly believed.

Going Forward

We continue to believe that equities have potential for generating substantial gains in the foreseeable future as a growing economy provides fertile ground for businesses to grow their earnings. An expanding labor force is strengthening the U.S. consumer, which should help corporations grow revenues and earnings. At the same time, consumers are getting relief from pain at the gasoline pump with the average U.S. price of automobile fuel dropping from approximately $3.27 per gallon in November of 2013 to $3.00 as of the end of the reporting period. Low energy costs resulting from an ongoing U.S. renaissance in oil and gas production, meanwhile, are helping to provide a favorable business environment.

Strong corporate fundamentals should also support equity gains as corporations continue to return capital to shareholders in the form of dividends and stock buybacks. According to Markit, dividend payments from S&P 500 companies are expected to increase 10% this year and are likely to continue growing next year. Stock buybacks have also increased. For the 12-month period ended June 30, S&P 500 companies repurchased $532.9 billion in stocks, which was the highest level since the start of 2008, according to FactSet.

The health of corporations is also illustrated by strong balance sheets. As of the end of the second quarter, S&P 500 non-financial companies held $1.35 trillion in cash and marketable securities, according to FactSet. While falling short of the all-time record of $1.36 trillion set at the end of 2013, it still represents a high level and a 6.9% year-over-year increase, reports FactSet. In another indication of strong fundamentals, large capitalization companies excluding financials and utilities had a free-cash flow yield of 4.38% at the end of October while the average from November of 1952 through the end of the reporting period was only 3.67%, according to Empirical Research Partners. We also maintain that valuations are reasonable, with the S&P 500 having a forward capitalization-weighted P/E ratio of 15.08 at the end of the reporting period compared to a 20-year historical average of 16.28.

Portfolio Matters

The Alger Global Growth Fund returned 10.82% for the fiscal 12-month period ended October 31, 2014, compared to the 8.32% return of the MSCI ACWI Index.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology and the largest sector underweight was Financials. Relative outperformance in the Health Care and Industrials sectors was the most important contributor to performance, while Consumer Discretionary and Energy were among sectors that detracted from results.

Holdings in Mexico, the United States, and the United Kingdom provided the greatest contributions to relative performance, while Taiwan, Italy, and South Korea were among countries that detracted from results.

Among the most important relative contributors were Actavis PLC.; Facebook, Inc., Cl. A.; Gilead Sciences, Inc.; HCA Holdings, Inc.; and Delta Air Lines, Inc. Shares of social network operator Facebook performed strongly during the reporting period as the company was able to increase revenues from advertisers who are targeting users who access the firm’s website with mobile devices.

Conversely, detracting from overall results on a relative basis were Great Wall Motor Co. Ltd., Cl. H; Prada SpA.; Microsoft Corp.; Ginko International Co., Ltd.; and Doosan Heavy Industries & Construction Co. Ltd. Shares of Great Wall Motor Co. performed poorly during the second quarter. The China-based automotive manufacturer decided to delay production of its H8 SUV until later in the year, which implied that execution issues were greater than originally thought.

As always, we strive to deliver consistently superior investment results to you, our shareholders, and we thank you for your business and continued confidence in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Investment Officer

Fred Alger Management, Inc.

The following positions represented the noted percentages of Alger assets under management as of October 31, 2014: Caterpillar Inc., 0.00%; 3M Company, 0.00%; Comcast Corp., 1.77%; General Motors Co., 0.01%; Wal-Mart Stores, Inc., 0.00%; Microsoft Corp., 2.04%; International Business Machines Corp., 0.01%; Markit, 0.00%; Empirical Research Partners, 0.00%; and FactSet, 0.00%.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the fiscal 12-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated

herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Fund. Please refer to the Schedule of Investments for the Fund which is included in this report for a complete list of Fund holdings as of October 31, 2014. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Fund during the fiscal period.

A Word about Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and different auditing and legal standards.

Foreign currencies are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Some of the countries where the Fund can invest may have restrictions that could limit access to investment opportunities. The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors.

Funds that participate in leveraging are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, a fund’s net asset value can decrease more quickly than if the fund had not borrowed.

For a more detailed discussion of the risks associated with the Fund, please see the prospectus.

Before investing, carefully consider the Fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about the Alger Global Growth Fund call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•      The S&P 500 index is an unmanaged index generally representative of the U.S. stock market without regard to company size.

•      The NYSE Arca Biotechnology Index is an equal dollar-weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services.

•      The NASDAQ Internet Index is a modified market capitalization-weighted index designed to track the performance of the largest and most liquid U.S.-listed companies engaged in Internet-related businesses that are listed on the NASDAQ Stock Market, the New York Stock Exchange (NYSE) or NYSE Amex.

•      The Organisation for Economic Cooperation and Development is a group of 30 developed countries that discuss and develop economic and social policy.

•      The Thomson Reuters/University of Michigan Consumer Sentiment Index measures consumers’ outlook of the economy.

•      Empirical Research Partners is a broker-dealer that provides research on a range of topics of interest to institutional investors.

•      Markit is a global, diversified provider of financial information.

•      The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

•      FactSet provides computer-based financial data and analysis for financial professionals, including investment managers, hedge funds and investment bankers.

FUND PERFORMANCE AS OF 9/30/14 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION
Alger Global Growth Class A (Inception 11/3/03)	9.45%	7.65%	9.79%
Alger Global Growth Class C (Inception 3/3/08)*	13.65%	8.02%	9.55%
Alger Global Growth Class I (Inception 5/31/13)	15.84%	n/a	17.79%
Alger Global Growth Class Z (Inception 5/31/13)	16.16%	n/a	18.08%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.  Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Beginning May 31, 2013 Alger Global Growth Fund changed its investment strategy to emphasize foreign (including emerging markets) securities and the United States, its previous investment strategy considered securities economically tied to China (including Hong Kong and Taiwan) and the United States.

*Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to 3/03/08, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER GLOBAL GROWTH FUND

Fund Highlights Through October 31, 2014 (Unaudited)

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Global Growth Fund Class A shares, with an initial maximum sales charge of 5.25%, and the MSCI ACWI Index (unmanaged index of common stocks) from November 3, 2003, the inception date of the Alger Global Growth Fund Class A shares, through October 31, 2014.  Beginning May 31, 2013 Alger Global Growth Fund changed its investment strategy to emphasize foreign (including emerging markets) securities and the United States, its previous investment strategy considered securities economically tied to China (including Hong Kong and Taiwan) and the United States. The figures for the Alger Global Growth Fund Class A shares, and the MSCI ACWI Index include reinvestment of dividends. Performance for the Alger Global Growth Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges that class bears.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/3/2003
Class A (Inception 11/3/03)	5.00%	7.87%	9.60%	9.69%
Class C (Inception 3/3/08)*	9.03%	8.24%	9.42%	9.45%
MSCI ACWI Index	8.32%	11.15%	7.65%	8.17%

	1 YEAR	5 YEARS	10 YEARS	Since 5/31/2013
Class I (Inception 5/31/13)	11.13%	n/a	n/a	16.44%
Class Z (Inception 5/31/13)	11.44%	n/a	n/a	16.75%
MSCI ACWI Index	8.32%	n/a	n/a	12.58%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                      Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to 3/03/08, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

PORTFOLIO SUMMARY†

October 31, 2014 (Unaudited)

COUNTRY	Alger Global Growth Fund
Belgium	0.5%
Brazil	0.8
China	3.1
Colombia	0.7
France	1.1
Germany	2.4
India	1.0
Indonesia	0.6
Italy	0.9
Japan	3.8
Mexico	1.6
Netherlands	1.1
Peru	0.9
South Africa	1.1
South Korea	1.0
Spain	0.3
Sweden	0.6
Switzerland	2.7
Taiwan	0.7
United Kingdom	4.2
United States	65.0
Cash and Net Other Assets	5.9
100.0%

† Based on net assets of the Fund.

ALGER GLOBAL GROWTH FUND

Schedule of Investments October 31, 2014

	SHARES	VALUE
COMMON STOCKS—89.6%
BELGIUM—0.5%
BREWERS—0.5%
Anheuser-Busch InBev NV	1,598	$176,450
(Cost $162,420)
BRAZIL—0.8%
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES—0.8%
Cielo SA	19,100	313,606
(Cost $334,826)
CHINA—3.1%
CONSTRUCTION & ENGINEERING—0.4%
China State Construction International Holdings Ltd.	102,534	158,389
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.0%
China South Locomotive and Rolling Stock Corp.	374,000	394,192
INTERNET SOFTWARE & SERVICES—1.7%
Alibaba Group Holding Ltd.#*	2,157	212,680
Tencent Holdings Ltd.	29,385	468,323
		681,003
TOTAL CHINA
(Cost $684,083)		1,233,584
COLOMBIA—0.7%
CONSTRUCTION MATERIALS—0.7%
Cementos Argos SA	50,810	250,901
(Cost $220,562)
FRANCE—1.1%
BIOTECHNOLOGY—0.3%
Innate Pharma SA*	12,000	110,532
HEALTH CARE EQUIPMENT—0.8%
DBV Technologies SA*	6,238	307,226
TOTAL FRANCE
(Cost $276,843)		417,758
GERMANY—2.4%
APPLICATION SOFTWARE—1.3%
SAP SE#	7,400	504,162
AUTOMOBILE MANUFACTURERS—1.1%
Bayerische Motoren Werke AG	3,957	423,094
TOTAL GERMANY
(Cost $876,396)		927,256
INDIA—1.0%
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.0%
Tata Motors Ltd.#	7,752	365,119
(Cost $205,697)

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INDIA—(CONT.)
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—(CONT.)
INDONESIA—0.6%
INTEGRATED TELECOMMUNICATION SERVICES—0.6%
Telekomunikasi Indonesia Persero Tbk PT	1,030,100	$234,404
(Cost $211,186)
ITALY—0.9%
ASSET MANAGEMENT & CUSTODY BANKS—0.4%
Azimut Holding SpA	6,058	141,513
DIVERSIFIED FINANCIALS—0.5%
Banca Popolare di Milano Scarl*	251,478	188,776
TOTAL ITALY (Cost $369,455)		330,289
JAPAN—3.8%
AUTOMOBILE MANUFACTURERS—1.3%
Toyota Motor Corp.	9,100	526,881
DIVERSIFIED BANKS—0.8%
Sumitomo Mitsui Financial Group, Inc.	7,934	311,019
DIVERSIFIED REAL ESTATE ACTIVITIES—0.9%
Mitsui Fudosan Co., Ltd.	11,861	370,689
ELECTRONIC COMPONENTS—0.8%
Murata Manufacturing Co., Ltd.	2,751	299,171
TOTAL JAPAN (Cost $1,533,959)		1,507,760
MEXICO—1.6%
DIVERSIFIED REAL ESTATE ACTIVITIES—0.8%
Corp Inmobiliaria Vesta SAB de CV	139,400	306,401
INDUSTRIAL CONGLOMERATES—0.8%
Alfa SAB de CV	98,300	313,803
TOTAL MEXICO (Cost $487,140)		620,204
NETHERLANDS—1.1%
SEMICONDUCTOR EQUIPMENT—0.5%
ASML Holding NV#	1,923	191,685
SEMICONDUCTORS—0.6%
NXP Semiconductors NV*	3,600	247,176
TOTAL NETHERLANDS (Cost $284,701)		438,861
PERU—0.9%
DIVERSIFIED BANKS—0.9%
Credicorp Ltd.	2,298	369,978
(Cost $298,591)

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PERU—(CONT.)
DIVERSIFIED BANKS—(CONT.)
SOUTH AFRICA—1.1%
PHARMACEUTICALS—1.1%
Aspen Pharmacare Holdings Ltd.	11,456	$408,654
(Cost $300,694)
SOUTH KOREA—1.0%
BUILDING PRODUCTS—0.5%
KCC Corp.	346	190,640
MOVIES & ENTERTAINMENT—0.5%
CJ CGV Co., Ltd.	3,858	188,152
TOTAL SOUTH KOREA (Cost $420,028)		378,792
SPAIN—0.3%
INVESTMENT BANKING & BROKERAGE—0.3%
CaixaBank SA	21,400	116,687
(Cost $132,383)
SWEDEN—0.6%
BIOTECHNOLOGY—0.6%
Swedish Orphan Biovitrum AB*	20,500	234,597
(Cost $197,670)
SWITZERLAND—2.7%
PACKAGED FOODS & MEATS—0.8%
Nestle SA	4,230	309,555
PHARMACEUTICALS—1.1%
Roche Holding AG	1,415	417,292
SECURITY & ALARM SERVICES—0.8%
Tyco International Ltd.	6,975	299,437
TOTAL SWITZERLAND (Cost $907,337)		1,026,284
TAIWAN—0.7%
SEMICONDUCTOR EQUIPMENT—0.7%
Hermes Microvision, Inc.	6,000	281,644
(Cost $259,469)
UNITED KINGDOM—4.2%
HOUSEHOLD PRODUCTS—0.4%
Reckitt Benckiser Group PLC.	1,974	165,785
PHARMACEUTICALS—1.8%
Shire PLC.	10,500	699,253
TOBACCO—1.1%
British American Tobacco PLC.	7,884	447,349

	SHARES	VALUE
COMMON STOCKS—(CONT.)
UNITED KINGDOM—(CONT.)
TOBACCO—(CONT.)
TRADING COMPANIES & DISTRIBUTION—0.9%
Ashtead Group PLC.	21,205	$354,142
TOTAL UNITED KINGDOM (Cost $1,527,558)		1,666,529
UNITED STATES—60.5%
ADVERTISING—0.0%
Choicestream, Inc.*(a),(b)	1,969	1,122
AEROSPACE & DEFENSE—2.2%
Honeywell International, Inc.	5,000	480,600
Precision Castparts Corp.	1,700	375,190
		855,790
APPLICATION SOFTWARE—0.5%
Palantir Technologies, Inc., Cl. A*(c)	3,176	19,215
Workday, Inc., Cl. A*	2,000	190,960
		210,175
AUTO PARTS & EQUIPMENT—1.4%
BorgWarner, Inc.	4,600	262,292
Delphi Automotive PLC.	1,125	77,602
WABCO Holdings, Inc.*	2,000	194,760
		534,654
BIOTECHNOLOGY—5.5%
Biogen Idec, Inc.*	1,600	513,728
Celgene Corp.*	2,800	299,852
Gilead Sciences, Inc.*	8,300	929,600
Pharmacyclics, Inc.*	3,000	392,010
		2,135,190
BUILDING PRODUCTS—1.0%
Fortune Brands Home & Security, Inc.	9,000	389,250
CABLE & SATELLITE—1.0%
Comcast Corporation, Cl. A	6,900	381,915
CONSTRUCTION MATERIALS—2.0%
Eagle Materials, Inc.	4,150	362,835
Martin Marietta Materials, Inc.	3,600	420,912
		783,747
CONSUMER FINANCE—1.5%
American Express Co.	3,000	269,850
Discover Financial Services	4,900	312,522
		582,372
DATA PROCESSING & OUTSOURCED SERVICES—0.6%
MasterCard, Inc., Cl. A	3,000	251,250
DEPARTMENT STORES—0.9%
Macy’s, Inc.	2,000	115,640

	SHARES	VALUE
COMMON STOCKS—(CONT.)
UNITED STATES—(CONT.)
DEPARTMENT STORES—(CONT.)
Nordstrom, Inc.	3,000	$217,830
		333,470
DIVERSIFIED CHEMICALS—0.8%
The Dow Chemical Co.	6,500	321,100
DIVERSIFIED METALS & MINING—0.2%
US Silica Holdings, Inc.	1,700	76,330
DRUG RETAIL—0.7%
CVS Caremark Corp.	3,400	291,754
ELECTRONIC EQUIPMENT MANUFACTURERS—0.4%
Control4 Corp.*	10,000	155,100
FOOTWEAR—0.8%
NIKE, Inc., Cl. B	3,200	297,504
HEALTH CARE FACILITIES—3.1%
HCA Holdings, Inc.*	10,800	756,540
Tenet Healthcare Corporation*	8,200	459,610
		1,216,150
HEALTH CARE TECHNOLOGY—0.8%
athenahealth, Inc.*	2,500	306,250
HOME IMPROVEMENT RETAIL—0.8%
The Home Depot, Inc.	3,300	321,816
HOMEBUILDING—0.7%
Lennar Corp., Cl. A	6,500	280,020
HOTELS RESORTS & CRUISE LINES—0.5%
Hilton Worldwide Holdings, Inc.*	7,450	188,038
INDUSTRIAL MACHINERY—1.0%
Ingersoll-Rand PLC.	4,600	288,052
The ExOne Co.*	3,650	89,680
		377,732
INSURANCE BROKERS—0.6%
Arthur J Gallagher & Co.	4,500	214,650
INTEGRATED OIL & GAS—0.6%
Chevron Corp.	1,900	227,905
INTEGRATED TELECOMMUNICATION SERVICES—0.8%
Verizon Communications, Inc.	6,100	306,525
INTERNET SOFTWARE & SERVICES—3.7%
Facebook, Inc., Cl. A*	9,300	697,407
Google, Inc., Cl. A*	600	340,722
Google, Inc., Cl. C*	700	391,356
		1,429,485
INVESTMENT BANKING & BROKERAGE—1.3%
Morgan Stanley	14,600	510,270

	SHARES	VALUE
COMMON STOCKS—(CONT.)
UNITED STATES—(CONT.)
INVESTMENT BANKING & BROKERAGE—(CONT.)
LIFE & HEALTH INSURANCE—1.0%
Lincoln National Corp.	7,000	$383,320
MANAGED HEALTH CARE—1.5%
Aetna, Inc.	7,000	577,570
MULTI-LINE INSURANCE—1.1%
Hartford Financial Services Group, Inc.	10,500	415,590
MULTI-UTILITIES—1.3%
Sempra Energy	4,500	495,000
OIL & GAS EQUIPMENT & SERVICES—1.9%
Halliburton Company	3,400	187,476
National Oilwell Varco, Inc.	5,000	363,200
Weatherford International PLC*	12,000	197,040
		747,716
OIL & GAS EXPLORATION & PRODUCTION—5.2%
Anadarko Petroleum Corp.	7,200	660,816
ConocoPhillips	3,000	216,450
Devon Energy Corp.	6,500	390,000
Pioneer Natural Resources Co.	2,050	387,573
Whiting Petroleum Corp.*	6,000	367,440
		2,022,279
PHARMACEUTICALS—3.3%
Actavis PLC.*	3,550	861,727
Jazz Pharmaceuticals PLC.*	2,145	362,162
Salix Pharmaceuticals Ltd.*	600	86,310
		1,310,199
PROPERTY & CASUALTY INSURANCE—1.2%
The Allstate Corp.	4,600	298,310
The Chubb Corp.	1,800	178,848
		477,158
RAILROADS—1.3%
Union Pacific Corp.	4,200	489,090
REAL ESTATE SERVICES—0.9%
Jones Lang LaSalle, Inc.	2,700	365,067
SEMICONDUCTORS—1.3%
Avago Technologies Ltd.	3,250	280,313
Broadcom Corp., Cl. A	5,000	209,400
		489,713
SPECIALTY CHEMICALS—1.5%
PPG Industries, Inc.	1,150	234,244
The Sherwin-Williams Co.	1,500	344,340
		578,584

	SHARES	VALUE
COMMON STOCKS—(CONT.)
UNITED STATES—(CONT.)
SPECIALTY CHEMICALS—(CONT.)
SYSTEMS SOFTWARE—1.7%
Microsoft Corp.	14,500	$680,775
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—3.9%
Apple, Inc.	11,200	1,209,600
Stratasys Ltd.*	1,000	120,360
Western Digital Corp.	2,000	196,740
		1,526,700
TOTAL UNITED STATES (Cost $19,136,511)		23,538,325
TOTAL COMMON STOCKS (Cost $28,827,509)		34,837,682

PREFERRED STOCKS—0.5%
UNITED STATES—0.5%
ADVERTISING—0.1%
Choicestream, Inc., Cl. A*,(b)(d)	16,980	9,679
Choicestream, Inc., Cl. B*,(b)(e)	36,618	20,872
		30,551
APPLICATION SOFTWARE—0.2%
Palantir Technologies, Inc., Cl. B*(f)	12,951	79,390
Palantir Technologies, Inc., Cl. D*(g)	1,687	10,375
		89,765
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc.*(h)	1,728	74,304
TOTAL UNITED STATES (Cost $188,180)		194,620
TOTAL PREFERRED STOCKS (Cost $188,180)		194,620

MASTER LIMITED PARTNERSHIP—1.1%
UNITED STATES—1.1%
ASSET MANAGEMENT & CUSTODY BANKS—1.1%
The Blackstone Group LP.	14,000	421,680
(Cost $307,133)

REAL ESTATE INVESTMENT TRUST—2.9%
UNITED STATES—2.9%
OFFICE—0.8%
Boston Properties, Inc.	2,600	329,550
RESIDENTIAL—0.9%
AvalonBay Communities, Inc.	2,350	366,224

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—(CONT.)
UNITED STATES—(CONT.)
RESIDENTIAL—(CONT.)
RETAIL—1.2%
Simon Property Group, Inc.	2,500	$448,025
TOTAL UNITED STATES (Cost $1,068,216)		1,143,799
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $1,068,216)		1,143,799
Total Investments (Cost $30,391,038)(i)	94.1%	36,597,781
Other Assets in Excess of Liabilities	5.9%	2,290,319
NET ASSETS	100.0%	$38,888,100

*                 Non-income producing security.

#                 American Depositary Receipts.

(a)         Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $1,122 and an original cost of $571 in those securities.

(b)         Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.

(c)          Restricted as to resale. As of the report date, the Fund held 0.1% of its net assets with a current value of $19,215 and an original cost of $20,666 in those securities.

(d)         Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $9,679 and an original cost of $13,579 in those securities.

(e)          Restricted as to resale. As of the report date, the Fund held 0.1% of its net assets with a current value of $20,872 and an original cost of $21,971 in those securities.

(f)            Restricted as to resale. As of the report date, the Fund held 0.2% of its net assets with a current value of $79,390 and an original cost of $85,521 in those securities.

(g)         Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $10,375 and an original cost of $11,139 in those securities.

(h)         Restricted as to resale. As of the report date, the Fund held 0.2% of its net assets with a current value of $74,304 and an original cost of $55,970 in those securities.

(i)            At October 31, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $30,575,901, amounted to $6,021,880 which consisted of aggregate gross unrealized appreciation of $7,675,551and aggregate gross unrealized depreciation of $1,653,671.

Industry classifications are unaudited.

See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND

Statement of Assets and Liabilities October 31, 2014

Alger Global Growth Fund
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$36,566,108
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	31,673
Cash and cash equivalents	1,842,707
Foreign cash †	15,763
Receivable for investment securities sold	892,179
Receivable for shares of beneficial interest sold	3,796
Dividends and interest receivable	42,980
Receivable from Investment Manager	17,674
Prepaid expenses	40,302
Total Assets	39,453,182
LIABILITIES:
Payable for investment securities purchased	404,365
Payable for shares of beneficial interest redeemed	33,825
Accrued investment advisory fees	26,688
Accrued transfer agent fees	21,104
Accrued distribution fees	11,104
Accrued administrative fees	887
Accrued shareholder administrative fees	516
Accrued other expenses	66,593
Total Liabilities	565,082
NET ASSETS	$38,888,100

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	40,054,798
Undistributed net investment income (accumulated loss)	(142,973)
Undistributed net realized gain (accumulated realized loss)	(7,229,613)
Net unrealized appreciation on investments	6,205,888
NET ASSETS	$38,888,100

* Identified cost	$30,354,917
** Identified cost	$36,121
† Cost of foreign cash	$15,528

See Notes to Financial Statements.

Alger Global Growth Fund
NET ASSETS BY CLASS:
Class A	$30,542,182
Class C	$5,391,910
Class I	$1,645,533
Class Z	$1,308,475

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	1,469,071
Class C	270,067
Class I	78,856
Class Z	62,469

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$20.79
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$21.94
Class C — Net Asset Value Per Share	$19.97
Class I — Net Asset Value Per Share	$20.87
Class Z — Net Asset Value Per Share	$20.95

See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND

Statement of Operations  For the year ended October 31, 2014

Alger Global Growth Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$567,690
Interest	867
Total Income	568,557

EXPENSES:
Advisory fees — Note 3(a)	320,589
Distribution fees — Note 3(c)
Class A	82,522
Class C	51,816
Class I	3,800
Shareholder administrative fees — Note 3(f)	6,489
Administration fees — Note 3(b)	11,020
Custodian fees	46,938
Transfer agent fees and expenses — Note 3(f)	55,682
Printing fees	33,910
Professional fees	112,006
Registration fees	65,989
Trustee fees — Note 3(g)	24,199
Fund accounting fees	9,312
Miscellaneous	14,532
Total Expenses	838,804
Less, expense reimbursements/waivers — Note 3(a)	(204,315)
Net Expenses	634,489
NET INVESTMENT LOSS	(65,932)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	6,087,521
Net realized (loss) on foreign currency transactions	(11,828)
Net change in unrealized (depreciation) on investments, options and foreign currency	(1,934,237)
Net realized and unrealized gain on investments, options, and foreign currency	4,141,456
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,075,524

* Foreign withholding taxes	$23,352

See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND

Statements of Changes in Net Assets

	Alger Global Growth Fund
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Net investment loss	$(65,932)	$(58,548)
Net realized gain on investments, options and foreign currency	6,075,693	7,567,251
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(1,934,237)	755,165
Net increase in net assets resulting from operations	4,075,524	8,263,868

Dividends and distributions to shareholders from:
Net investment income:
Class A	—	(155,913)
Total dividends and distributions to shareholders	—	(155,913)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(6,551,926)	(14,538,080)
Class C	12,547	(5,833)
Class I	196,323	1,190,057
Class Z	1,202,158	100,000
Net decrease from shares of beneficial interest transactions — Note 6(a)	(5,140,898)	(13,253,856)

Redemption Fees:
Class A	25	59
Class C	—	115
Total Redemption Fees — Note 6(b)	25	174
Total decrease	(1,065,349)	(5,145,727)

Net Assets:
Beginning of period	39,953,449	45,099,176
END OF PERIOD	$38,888,100	$39,953,449
Undistributed net investment income (accumulated loss)	$(142,973)	$(8,903)

See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND

Financial Highlights for a share outstanding throughout the period

Alger Global Growth Fund

	Class A
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$18.76	$15.42	$15.11	$16.74	$13.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.02)	(0.01)	(0.06)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	2.05	3.41	0.37	(1.55)	3.29
Total from investment operations	2.03	3.40	0.31	(1.63)	3.21
Dividends from net investment income	—	(0.06)	—	—	(0.02)
Net asset value, end of period	$20.79	$18.76	$15.42	$15.11	$16.74
Total return(ii)	10.82%	22.20%	2.00%	(9.60)%	23.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$30,542	$33,657	$41,051	$53,311	$71,835
Ratio of gross expenses to average net assets	1.98%	2.35%	2.29%	2.15%	2.12%
Ratio of expense reimbursements to average net assets	(0.48)%	(0.33)%	—	—	—
Ratio of net expenses to average net assets	1.50%	2.02%	2.29%	2.15%	2.12%
Ratio of net investment income (loss) to average net assets	(0.08)%	(0.07)%	(0.38)%	(0.49)%	(0.56)%
Portfolio turnover rate	81.13%	96.45%	84.55%	82.13%	89.15%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$18.15	$14.97	$14.79	$16.50	$13.43
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.16)	(0.13)	(0.16)	(0.21)	(0.18)
Net realized and unrealized gain (loss) on investments	1.98	3.31	0.34	(1.50)	3.25
Total from investment operations	1.82	3.18	0.18	(1.71)	3.07
Net asset value, end of period	$19.97	$18.15	$14.97	$14.79	$16.50
Total return(ii)	10.03%	21.24%	1.20%	(10.30)%	22.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,392	$4,888	$4,048	$3,678	$4,208
Ratio of gross expenses to average net assets	2.75%	3.13%	3.06%	2.95%	2.91%
Ratio of expense reimbursements to average net assets	(0.50)%	(0.40)%	—	—	—
Ratio of net expenses to average net assets	2.25%	2.73%	3.06%	2.95%	2.91%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.81)%	(1.08)%	(1.26)%	(1.25)%
Portfolio turnover rate	81.13%	96.45%	84.55%	82.13%	89.15%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class I
	Year ended 10/31/2014	From 5/31/2013 (commencement of operations) to 10/31/2013(i)
Net asset value, beginning of period	$18.78	$16.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.03	0.03
Net realized and unrealized gain on investments	2.06	1.92
Total from investment operations	2.09	1.95
Net asset value, end of period	$20.87	$18.78
Total return(iii)	11.13%	11.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,646	$1,296
Ratio of gross expenses to average net assets	1.94%	2.97%
Ratio of expense reimbursements to average net assets	(0.69)%	(1.72)%
Ratio of net expenses to average net assets	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.17%	0.47%
Portfolio turnover rate	81.13%	96.45%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class Z
	Year ended 10/31/2014	From 5/31/2013 (commencement of operations) to 10/31/2013(i)
Net asset value, beginning of period	$18.80	$16.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.06	0.04
Net realized and unrealized gain on investments	2.09	1.93
Total from investment operations	2.15	1.97
Net asset value, end of period	$20.95	$18.80
Total return(iii)	11.44%	11.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,308	$112
Ratio of gross expenses to average net assets	3.72%	12.42%
Ratio of expense reimbursements to average net assets	(2.73)%	(11.43)%
Ratio of net expenses to average net assets	0.99%	0.99%
Ratio of net investment income (loss) to average net assets	0.30%	0.62%
Portfolio turnover rate	81.13%	96.45%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

Alger Global Growth Fund (the “Fund”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts.  The Fund qualifies as an investment company as defined in the Financial Accounting Standards Board Accounting Standards Codification 946-Financial Services — Investment Companies.  The Fund’s investment objective is long-term capital appreciation. It seeks to achieve its objective by investing in equity securities in the United States and foreign countries.  The Fund’s foreign investments will include securities of companies in both developed and emerging market countries.  The Fund offers Class A, C, I and Z shares.  Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge.  Class I and Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings except that each share class bears the cost of its plan of distribution and transfer agency and sub-transfer agency services.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Fund values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Board of Trustees. Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).

Equity securities and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Fund invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value.  The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements, from industry studies, market data, and market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Fund’s Board of Trustees (“Board”) and comprised of representatives of the Fund’s investment advisor.  The Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee formally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.  The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Fund’s pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Fund will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant.  Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(d) Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(f) Lending of Fund Securities: The Fund may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund’s total assets, as defined in its prospectuses. The Fund earns fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Fund may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Fund is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.  Cash collateral may be invested as determined by the Fund. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of October 31, 2014.

(f) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Fund maintains such compliance, no federal income tax provision is required.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Fund files income tax returns in the U.S., as well as New York State and New York City.  The statute of limitations on the Fund’s tax returns remains open for the tax years 2011-2014.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(g) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such adjustments are of normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Advisory Fees: Fees incurred by the Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger Management” or the “Manager”), are payable monthly and computed based on the following rates.  The actual rate paid as a percentage of average daily net assets, for the year ended October 31, 2014, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Actual Rate
Alger Global Growth Fund(a)	0.800%	0.700%	0.800%

(a) Tier 1 rate is paid on assets up to $500 million, Tier 2 rate is paid on assets in excess of $500 million.

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Effective May 31, 2014, Alger Management established expense caps for the share classes, through February 28, 2015, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, dividend expenses and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

	CLASS				FEES WAIVED / REIMBURSED FOR THE YEAR ENDED
	A	C	I	Z	OCTOBER 31, 2014
Alger Global Growth Fund	1.50%	2.25%	1.25%	0.99%	$204,315

(b) Administration Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund’s Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of the Fund at the annual rate of 0.0275%.

(c) Distribution Fees: The Fund has adopted a distribution plan pursuant to which the Fund pays Alger Inc. a fee at the annual rate of 0.25% of the average daily net assets of the Class A and Class I shares and 1.00% of the average daily net assets of the Class C shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Fund’s shares and shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger Inc.

(d) Sales Charges: Purchases of shares of the Fund may be subject to initial sales charges or contingent deferred sales charges. For the year ended October 31, 2014, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”), were approximately $2,391 and $226 respectively. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Fund.

(e) Brokerage Commissions: During the year ended October 31, 2014, the Fund paid Alger Inc. $6,774 in connection with securities transactions.

(f) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc. the transfer agent, and other related services.  The Fund compensates Alger Management at the annual rate of 0.0165% of the average daily net assets for Class A and Class C shares and 0.01% of the daily net assets of the Class I and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts, invested in the Fund.  A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the Fund, subject to certain limitations, as approved by the Board.  For the year ended October 31, 2014, Alger Management charged back $14,223 to the Fund for these services, which are included in transfer agent fees and expenses in the Statement of Operations.

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

(g) Trustees’ Fees: From November 1, 2013 through March 5, 2014, the Fund paid each trustee who is not affiliated with Alger Management or its affiliates $880 for each meeting attended, to a maximum of $3,520 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board received an additional annual fee of $22,500 which was paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of the Fund’s audit committee received $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

Effective March 6, 2014, the Fund pays each trustee who is not affiliated with Alger Management or its affiliates $950 for each meeting attended, to a maximum of $3,800 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board receives an additional annual fee of $24,300 which is paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of the Fund’s audit committee receives $81 from the Fund for each audit committee meeting attended, to a maximum of $324 per annum.

(h) Interfund Loans: The Fund, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds.  If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding for the year ended October 31, 2014.

(i) Other Transactions with Affiliates: Certain officers of the Fund are directors and officers of Alger Management and Alger Inc. At October 31, 2014, Alger Management and its affiliates owned the following shares of the Fund:

	SHARE CLASS
	A	C	I	Z
Alger Global Growth Fund	14,193	—	5,942	5,942

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Fund, other than U.S. Government, short-term securities, purchased options and short sales, for the year ended October 31, 2014:

	PURCHASES	SALES
Alger Global Growth Fund	$31,599,793	$37,928,514

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

possibility of political or economic instability.  Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal system.

NOTE 5 — Borrowings:

The Fund may borrow from its custodian on an uncommitted basis. The Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.  The Fund may also borrow from other funds advised by Alger Management, as discussed in Note 3(h).  For the year ended October 31, 2014, the Fund had no borrowings.

NOTE 6 — Share Capital:

(a) The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value.  Transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2014		FOR THE YEAR ENDED OCTOBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Global Growth Fund
Class A:
Shares sold	74,677	$1,502,003	95,340	$1,575,169
Dividends reinvested	—	—	8,227	131,634
Shares redeemed	(399,902)	(8,053,904)	(972,286)	(16,244,824)
Net decrease	(325,225)	$(6,551,901)	(868,719)	$(14,538,021)
Class C:
Shares sold	21,249	$401,912	63,449	$1,030,117
Shares redeemed	(20,487)	(389,365)	(64,523)	(1,035,835)
Net increase (decrease)	762	$12,547	(1,074)	$(5,718)
Class I:
Shares sold	14,310	$287,216	69,860	$1,204,931
Shares redeemed	(4,485)	(90,893)	(829)	(14,874)
Net increase	9,825	$196,323	69,031	$1,190,057
Class Z:
Shares sold	57,442	$1,220,709	5,942	$100,000
Shares redeemed	(915)	(18,551)	—	—
Net increase	56,527	$1,202,158	5,942	$100,000

 (b) Redemption Fee: The Fund may impose a 2.00% redemption fee on Class A and Class C shares redeemed (including shares redeemed by exchange) less than 30 days after such shares were acquired.  The fees retained by the Fund are included as paid-in capital on the Statement of Assets and Liabilities.

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2014 and the year ended October 31, 2013 were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2014	FOR THE YEAR ENDED OCTOBER 31, 2013
Alger Global Growth Fund
Distributions paid from:
Ordinary Income	—	$155,913
Long-term capital gain	—	—
Total distributions paid	—	$155,913

As of October 31, 2014 the components of accumulated gains (losses) on a tax basis were as follows:

Alger Global Growth Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	$(7,187,723)
Net unrealized appreciation	6,021,025
Total accumulated losses	$(1,166,698)

At October 31, 2014, the Fund, for federal income tax purposes, had a capital loss carryforward of $7,187,723 which expires in 2017.  Such amounts may be applied against future net realized gains until the earlier of their utilization or expiration. During the year ended October 31, 2014 the Fund utilized $6,198,035 of its capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after October 31, 2011 will not be subject to expiration.  In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, the realization of unrealized appreciation of passive Foreign Investment Companies, and partnership basis adjustments.

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2014:

Alger Global Growth Fund
Accumulated undistributed net investment income (accumulated loss)	$(68,138)
Accumulated net realized gain (accumulated realized loss)	$101,842
Paid-in Capital	$(33,704)

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund’s investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with its investments, the Fund has determined that presenting them by security type and sector is appropriate.

Alger Global Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$3,476,666	$3,475,544	—	$1,122
Consumer Staples	1,390,893	1,390,893	—	—
Energy	2,997,900	2,997,900	—	—
Financials	4,753,490	4,753,490	—	—
Health Care	7,742,128	7,722,913	—	19,215
Industrials	4,187,584	3,793,392	$394,192	—
Information Technology	7,242,430	7,242,430	—	—
Materials	2,010,662	2,010,662	—	—
Telecommunication Services	540,929	540,929	—	—
Utilities	495,000	495,000	—	—
TOTAL COMMON STOCKS	$34,837,682	$34,423,153	$394,192	$20,337
MASTER LIMITED PARTNERSHIP
Financials	421,680	421,680	—	—
PREFERRED STOCKS
Consumer Discretionary	30,551	—	—	30,551
Health Care	164,069	—	—	164,069
TOTAL PREFERRED STOCKS	$194,620	—	—	$194,620
REAL ESTATE INVESTMENT TRUST
Financials	1,143,799	1,143,799	—	—
TOTAL INVESTMENTS IN SECURITIES	$36,597,781	$35,988,632	$394,192	$214,957

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Global Growth Fund	Common Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(900)
Purchases, issuances, sales, and settlements
Purchases	21,237
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2014	$20,337
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 10/31/2014	$(900)

Alger Global Growth Fund	Preferred Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	6,440
Purchases, issuances, sales, and settlements
Purchases	188,180
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2014	$194,620
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 10/31/2014	$6,440

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of October 31, 2014. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to our fair value measurements.

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Financial Asset	Fair Value as of October 31, 2014	Valuation Technique	Unobservable Input	Range
Common Stocks	$1,122	Market Approach	Revenue Multiple EBITDA Multiple	1.8x to 2.8x 11.7x to 32.1x
Common Stocks	$19,215	Income Approach	Discount Rate	10%
Preferred Stock	$30,551	Market Approach	Revenue Multiple EBITDA Multiple	1.8x to 2.8x 11.7x to 32.1x
Preferred Stock	$164,069	Income Approach	Discount Rate	10%

The significant unobservable inputs used in the fair value measurement of the company’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements as noted in the table above.

On October 31, 2014, there were no transfers of securities between Level 1 and Level 2.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2014, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Global Growth Fund	$1,858,470	$1,858,470	—	—
Total	$1,858,470	$1,858,470	—	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward currency contracts. Additionally, the Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

Options—The Fund seeks to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Fund invests in a broadly diversified portfolio of common stocks, while also buying and selling call and put options

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

on equities and equity indices.  The Fund purchases call options to increase its exposure to the stock market and also provide diversification of risk.  The Fund purchases put options in order to protect from significant market declines that may occur over a short period of time.  The Fund can write covered call and cash secured put options to generate cash flows while reducing the volatility of the Fund’s portfolio.  The cash flows may be an important source of the Fund’s return, although written call options may reduce the Fund’s ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Fund with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

The Fund’s option contracts were not subject to any rights of offset with any counterparty. All of the Fund’s options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

There were no derivative transactions for the year ended October 31, 2014.

NOTE 10 — Affiliated Securities:

The securities listed below are deemed to be affiliate of the Fund because the Fund or its affiliates owned 5% or more of the company’s voting securities during all or part of the year ended October 31, 2014. Purchase and sale transactions and dividend income earned during the year were as follows:

Security	Shares/Par at October 31, 2013	Purchases/ Conversion	Sales/ Conversion	Shares/Par at October 31, 2014	Dividend Income	Realized Gain (Loss)	Value at October 31, 2014
Common Stocks
Choicestream, Inc.*	—	1,969	—	1,969	—	—	$1,122
Preferred Stocks
Choicestream, Inc.*	—	53,598	—	53,598	—	—	30,551
Convertible Notes
Choicestream, Inc.*	—	13,020	(13,020)	—	—	—	—

*    Non-income producing security.

NOTE 11 — Subsequent Events:

Management of the Fund has evaluated events that have occurred subsequent to October 31, 2014 through the issuance date of the Financial Statements.  No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Alger Global Growth Fund, and the Board of Trustees of The Alger Global Growth Fund:

We have audited the accompanying statement of assets and liabilities of Alger Global Growth Fund (the “Fund”), including the schedule of investments as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alger Global Growth Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

NewYork, New York

December 23, 2014

ALGER GLOBAL GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2014 and ending October 31, 2014.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Six Months Ended October 31, 2014(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2014(b)
Alger Global Growth Fund
Class A	Actual	$1,000.00	$1,064.52	$7.81	1.50%
	Hypothetical(c)	1,000.00	1,017.64	7.63	1.50
Class C	Actual	1,000.00	1,060.54	11.74	2.25
	Hypothetical(c)	1,000.00	1,013.81	11.47	2.25
Class I	Actual	1,000.00	1,065.88	6.51	1.25
	Hypothetical(c)	1,000.00	1,018.90	6.36	1.25
Class Z	Actual	1,000.00	1,067.24	5.11	0.99
	Hypothetical(c)	1,000.00	1,020.27	4.99	0.99

(a)         Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 184/365 (to reflect the one-half year period).

(b)         Annualized.

(c)          5% annual return before expenses.

Tax Information

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2013, 100% of the Fund’s dividends qualified for the dividends received deduction for corporations.  For the year ended October 31, 2013, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  Of the distributions paid during the fiscal year, 100% of the Fund’s dividend may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns.  Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2013.  Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2014.  Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below.  In the table the term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Portfolios, The Alger Institutional Funds and The Alger Funds II, each of which is a registered investment company managed by Alger Management.  Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year.  Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY 10010.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEE
Hilary M. Alger (53)	Director of Development, Pennsylvania Ballet 2004-2013; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	25
NON-INTERESTED TRUSTEE
Charles F. Baird, Jr. (61)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	25
Roger P. Cheever (69)	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	25
Lester L. Colbert Jr. (80)	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	25
Stephen E. O’Neil (82)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	25
David Rosenberg (52)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	25
Nathan E. Saint-Amand M.D. (77)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	25

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Fund because of her affiliations with Alger Management.  No Trustee is a director of any public company except as indicated under “Principal Occupations”.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS
Hal Liebes (50) President	Executive Vice President, Chief Operating Officer, Chief Legal Officer and Secretary of Alger Management and Alger Inc.; Director since 2006 of Alger Management, Alger Inc. and Resources.	2005	N/A
Lisa A. Moss (49) Secretary	Senior Vice President since 2009, and Vice President and Assistant General Counsel of Alger Management June 2006.	2006	N/A
Michael D. Martins (49) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004.	2005	N/A
Anthony S. Caputo (59) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A
Sergio M. Pavone (53) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A
Patrick J. Murphy (44) Chief Compliance Officer	Senior Vice President of Alger Management since 2014.	2014	N/A
Joshua M. Lindauer (27) Assistant Secretary	Employed by Alger Management since 2014.	2014	N/A

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal

At an in-person meeting held on September 18, 2014, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Fund and Fred Alger Management, Inc. (“Alger Management”). The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management. In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of the Fund, (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Fred Alger & Company, Incorporated (“Alger Inc.”), from their relationship with the Fund, and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee levels in the Agreement reflect such economies of scale. These materials included a presentation and analysis of the Fund and Alger Management’s services by FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the Fund’s Chief Compliance Officer and having no other material relationship with Alger Management.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Fund.

Nature, Extent and Quality of Services.  In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates (derived in part from periodic meetings with and presentations by investment management and Fund distribution personnel), and the materials provided at the meeting.  They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Fund.  The Trustees reviewed the background and experience of Alger Management’s senior investment management personnel, including the individuals responsible for the investment operations of the Fund. They also considered the resources and practices of Alger Management in managing the Fund’s portfolio, as well as Alger Management’s overall investment management business.  They noted especially Alger Management’s established expertise in managing portfolios of “growth” stocks. They further noted that Alger Management’s investment management team includes several individuals with deep and successful backgrounds in international investing, a sector in which the Fund is active.  The Trustees concluded that Alger Management’s experience, resources and strength in the areas of importance to the Fund are considerable.  The Trustees considered the level and depth of Alger Management’s ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc.  They also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Trust’s affairs are provided separately under an Administration Agreement and a Shareholder Administrative Services

Agreement with Alger Management. The Trustees also considered the control and compliance environment at Alger Management and within the Fund.

Investment Performance of the Fund.  Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed the Fund’s returns for the year-to-date (at 6/30/14), second-quarter of 2014, and 1-year periods, and compared them with benchmark and peer-group data for the same periods. Because the Fund had adopted a significantly different investment strategy on May 31, 2013, so that performance data from periods prior to that date would not be reliably informative, the Trustees considered only the short-term investment performance of the Fund. They noted that the Fund had surpassed the median of its peers’ performance in all three of the reported periods and that, with one isolated exception (that of the Fund’s Class C Shares as calculated for the year-to-date period, which trailed the benchmark by 0.3 of a percentage point), the Fund had also met or surpassed its benchmark for those periods. The Trustees had also been provided with supplemental performance information data through August 31, 2014, and they noted that the results stated there indicated continued strong performance. Representatives of Alger Management discussed with the Trustees the performance of the Fund. On the basis of these discussions and their review, the Trustees determined that the performance of the Fund was acceptable.

Fund Fee and Expense Ratio; Profitability to Alger Management and its Affiliates.  The Trustees reviewed the Fund’s management fee and expense ratios at June 30, 2014 and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to the advisory fees and expense ratios of relevantly similar funds. That information indicated that the advisory fee for the Fund was well below the median for the fees in the FUSE reference group. Of the expense ratios for the Fund’s four classes of shares, two were well below the medians for the FUSE reference group. Another was not far above the median. The fourth was well up in the quartile just below the highest quartile, but the asset level of the relevant share class was so low that the class suffered thereby in comparison with its peers. The Trustees noted that Alger Management had contractually committed to expense-reimbursement provisions that capped Fund expense ratios at specified levels. The Trustees also considered fees paid to Alger Management by four other types of clients, specifically mutual funds for which Alger Management was sub-adviser, separately managed institutional accounts, “wrap programs,” and collective investment trusts. The Trustees determined that in all four cases the fees were of doubtful relevance for purposes of comparison with that of the Fund because of the differences in services provided by Alger Management to those types of clients as opposed to the Fund, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. The Trustees then considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability.  The Trustees reviewed previously-provided data on the Fund’s profitability to Alger Management and its affiliates for the year ended June 30, 2014. After discussing with representatives of the Adviser and FUSE the expense-allocation practices used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management’s and its affiliates’ relationships with the Fund had been profitable to those entities, the profit margins were not unacceptable.

Economies of Scale.  On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Fund and its operations is such that Alger Management is likely to realize economies of scale in the management of the Fund at some point as (and if) it grows in size, but that, in view of the fact that the Fund’s current assets were less than $42 million, adoption of breakpoints in the advisory fee, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Trustees requested that Alger Management be prepared to address this topic with the Trustees at future meetings.

Other Benefits to Alger Management.  The Trustees considered whether Alger Management benefits in other ways from its relationship with the Fund.  They noted that Alger Management maintains soft-dollar arrangements in connection with the Fund’s brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing soft-dollar commissions for the twelve months through June 30, 2014, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Management receives fees from the Fund under the Administration Agreement and the Shareholder Administrative Services Agreement, and that Alger Inc. provides a considerable portion of the Fund’s equity brokerage and receives shareholder servicing fees from the Fund as well.  The Trustees had been provided with information regarding, and had considered, the administration fee, shareholder administrative services fee, brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Fund. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management’s fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Fund’s Investment Advisory Agreement.  Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

•                  The Board concluded that the nature, extent and quality of the services provided by Alger Management are adequate and appropriate.

•                  The Board determined that the Fund’s performance was acceptable.

•                  The Board concluded that the Fund’s advisory fee paid to Alger Management was reasonable in light of comparative expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Fund. The Trustees noted that Alger Management had contractually undertaken to cap Fund expenses through expense reimbursements, thus in effect lowering the fees it actually received from the Fund.

•                  The Board determined that there were not at present significant economies of scale to be realized by Alger Management in managing the Fund’s assets but that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the Fund.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011	3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you — for all credit card accounts	No	We don’t share
For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share
For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Growth Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Fund’s website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Fund’s portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Fund’s shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are acceptable.

The Fund makes its full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarter.  The Fund’s Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Fund makes publicly available its month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Fund provides portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these service providers to confirm that they understand the Fund’s policies and procedures regarding such disclosure. This agreement must be approved by the Fund’s Chief Compliance Officer, President or Secretary.

The Board of Trustees periodically reviews a report disclosing the third parties to whom the Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds.  Such information will include, but not be limited to, relative weightings and characteristics of a Fund portfolios versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Funds at (800) 992-3863 to obtain such information.

ALGER GLOBAL GROWTH FUND

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Inc.

360 Park Avenue South

New York,  NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of Alger Global Growth Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective prospectus for the Fund, which contains information concerning the Fund’s investment policies, risks, fees and expenses as well as other pertinent information.

AGAR

ITEM 2.  CODE OF ETHICS.

(a)         The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)           The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2014	$34,100
October 31, 2013	$32,750

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2014	$4,550
October 31, 2013	$4,400

d) All Other Fees:

October 31, 2014	$9,760
October 31, 2013	$9,370

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2014	$201,965, €67,800
October 31, 2013	$190,902, €69,272, and £26,800

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alger Global Growth Fund

By:	/s/Hal Liebes
Hal Liebes
President

Date: December 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes
Hal Liebes
President

Date: December 19, 2014

By:	/s/Michael D. Martins
Michael D. Martins
Treasurer

Date: December 19, 2014